                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

        i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

        ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

        iii.The Waiver will not apply to cash collateral for securities lending.

        For purposes of the paragraph above, the following terms shall have the following meanings:

        (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

        (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

        (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO CALIFORNIA VALUE MUNICIPAL
 COUNSELOR SERIES TRUST)                INCOME TRUST
 AIM EQUITY FUNDS (INVESCO EQUITY
 FUNDS)                                 INVESCO DYNAMIC CREDIT OPPORTUNITIES
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO EXCHANGE FUND
 SERIES)                                INVESCO HIGH INCOME 2023 TARGET TERM
 AIM INTERNATIONAL MUTUAL FUNDS         FUND
 (INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO HIGH INCOME TRUST II
 AIM INVESTMENT FUNDS (INVESCO          INVESCO MANAGEMENT TRUST
 INVESTMENT FUNDS)                      INVESCO MUNICIPAL INCOME OPPORTUNITIES
 AIM INVESTMENT SECURITIES FUNDS        TRUST
 (INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO MUNICIPAL OPPORTUNITY TRUST
 AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO MUNICIPAL TRUST
 FUNDS)                                 INVESCO PENNSYLVANIA VALUE MUNICIPAL
 AIM TAX-EXEMPT FUNDS (INVESCO TAX-     INCOME TRUST
 EXEMPT FUNDS)                          INVESCO QUALITY MUNICIPAL INCOME TRUST
 AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO SECURITIES TRUST
 TREASURER'S SERIES TRUST)              INVESCO SENIOR INCOME TRUST
 AIM VARIABLE INSURANCE FUNDS (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
 VARIABLE INSURANCE FUNDS)              MUNICIPALS
 INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO TRUST FOR INVESTMENT GRADE
 TRUST II                               NEW YORK MUNICIPALS
 INVESCO BOND FUND                      INVESCO VALUE MUNICIPAL INCOME TRUST

on behalf of the Funds listed in
the Exhibit to this Memorandum of
Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                        EXHIBIT A TO ADVISORY FEE MOA
    AIM COUNSELOR
    SERIES TRUST
 (INVESCO COUNSELOR                                     EFFECTIVE   EXPIRATION
    SERIES TRUST)            WAIVER DESCRIPTION            DATE       DATE
  ------------------   -------------------------------  ----------- -----------
  Invesco Strategic      Invesco will waive advisory    4/30/2014   06/30/2019
  Real Return          fees in an amount equal to the
  Fund                     advisory fees earned on
                            underlying affiliated
                                 investments

   AIM INVESTMENT
   FUNDS (INVESCO                                       EFFECTIVE   EXPIRATION
  INVESTMENT FUNDS           WAIVER DESCRIPTION            DATE       DATE
   ----------------    -------------------------------  ----------- -----------
  Invesco                Invesco will waive advisory     02/24/15   06/30/2019
  Balanced-Risk        fees in an amount equal to the
  Commodity                advisory fees earned on
  Strategy Fund             underlying affiliated
                                 investments

  Invesco Global         Invesco will waive advisory    12/17/2013  06/30/2019
  Targeted Returns     fees in an amount equal to the
  Fund                     advisory fees earned on
                            underlying affiliated
                                 investments

   AIM TREASURER'S
    SERIES TRUST
 (INVESCO TREASURER'S                                   EFFECTIVE   EXPIRATION
    SERIES TRUST)            WAIVER DESCRIPTION            DATE       DATE
 --------------------  -------------------------------  ----------- -----------
  Premier Portfolio    Invesco will waive advisory       2/1/2011   12/31/2017
                       fees in the amount of 0.07% of
                       the Fund's average daily net
                       assets

  Premier U.S.         Invesco will waive advisory       2/1/2011   12/31/2017
  Government           fees in the amount of 0.07% of
  Money Portfolio      the Fund's average daily net
                       assets

  Premier              Invesco will waive advisory      06/01/2016  12/31/2017
  Tax-Exempt           fees in the amount of 0.05% of
  Portfolio            the Fund's average daily net
                       assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

  PORTFOLIO                                EFFECTIVE DATE    COMMITTED UNTIL
  ---------                              ------------------- ---------------
  Invesco American Franchise Fund        February 12, 2010   June 30, 2019
  Invesco California Tax-Free Income     February 12, 2010   June 30, 2019
  Fund
  Invesco Core Plus Bond Fund               June 2, 2009     June 30, 2019
  Invesco Equally-Weighted S&P 500 Fund  February 12, 2010   June 30, 2019
  Invesco Equity and Income Fund         February 12, 2010   June 30, 2019
  Invesco Floating Rate Fund                July 1, 2007     June 30, 2019
  Invesco Global Real Estate Income Fund    July 1, 2007     June 30, 2019
  Invesco Growth and Income Fund         February 12, 2010   June 30, 2019
  Invesco Low Volatility Equity Yield       July 1, 2007     June 30, 2019
  Fund
  Invesco Pennsylvania Tax Free Income   February 12, 2010   June 30, 2019
  Fund
  Invesco S&P 500 Index Fund             February 12, 2010   June 30, 2019
  Invesco Short Duration High Yield      September 30, 2015  June 30, 2019
  Municipal Fund
  Invesco Small Cap Discovery Fund       February 12, 2010   June 30, 2019
  Invesco Strategic Real Return Fund       April 30, 2014    June 30, 2019

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

  PORTFOLIO                                    EFFECTIVE DATE  COMMITTED UNTIL
  ---------                                    --------------  ---------------
  Invesco Charter Fund                         July 1, 2007     June 30, 2019
  Invesco Diversified Dividend Fund            July 1, 2007     June 30, 2019
  Invesco Summit Fund                          July 1, 2007     June 30, 2019

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

  FUND                                         EFFECTIVE DATE  COMMITTED UNTIL
  ----                                         --------------  ---------------
  Invesco European Small Company Fund          July 1, 2007     June 30, 2019
  Invesco Global Core Equity Fund              July 1, 2007     June 30, 2019
  Invesco International Small Company Fund     July 1, 2007     June 30, 2019
  Invesco Small Cap Equity Fund                July 1, 2007     June 30, 2019

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

  FUND                                      EFFECTIVE DATE    COMMITTED UNTIL
  ----                                     ------------------ ---------------
  Invesco Alternative Strategies Fund      October 14, 2014    June 30, 2019
  Invesco Convertible Securities Fund      February 12, 2010   June 30, 2019
  Invesco Global Low Volatility Equity       July 1, 2007      June 30, 2019
  Yield Fund
  Invesco Mid Cap Core Equity Fund           July 1, 2007      June 30, 2019
  Invesco Multi-Asset Inflation Fund       October 14, 2014    June 30, 2019
  Invesco Quality Income Fund              February 12, 2010   June 30, 2019
  Invesco Small Cap Growth Fund              July 1, 2007      June 30, 2019

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

  FUND                                      EFFECTIVE DATE    COMMITTED UNTIL
  ----                                     ------------------ ---------------
  Invesco Asia Pacific Growth Fund           July 1, 2007      June 30, 2019
  Invesco European Growth Fund               July 1, 2007      June 30, 2019
  Invesco Global Growth Fund                 July 1, 2007      June 30, 2019
  Invesco Global Opportunities Fund         August 3, 2012     June 30, 2019
  Invesco Global Responsibility Equity       June 30, 2016     June 30, 2019
  Fund
  Invesco Global Small & Mid Cap Growth      July 1, 2007      June 30, 2019
  Fund
  Invesco International Companies Fund     December 21, 2015   June 30, 2019
  Invesco International Core Equity Fund     July 1, 2007      June 30, 2019
  Invesco International Growth Fund          July 1, 2007      June 30, 2019
  Invesco Select Opportunities Fund         August 3, 2012     June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

 FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
 ----                                       ------------------- ---------------
 Invesco All Cap Market Neutral Fund        December 17, 2013    June 30, 2019
 Invesco Balanced-Risk Allocation Fund/1/      May 29, 2009      June 30, 2019
 Invesco Balanced-Risk Commodity Strategy   November 29, 2010    June 30, 2019
 Fund/2/
 Invesco Developing Markets Fund               July 1, 2007      June 30, 2019
 Invesco Emerging Markets Equity Fund          May 11, 2011      June 30, 2019
 Invesco Emerging Markets Flexible Bond       June 14, 2010      June 30, 2019
 Fund/3/
 Invesco Endeavor Fund                         July 1, 2007      June 30, 2019
 Invesco Global Health Care Fund               July 1, 2007      June 30, 2019
 Invesco Global Infrastructure Fund            May 2, 2014       June 30, 2019
 Invesco Global Market Neutral Fund         December 17, 2013    June 30, 2019
 Invesco Global Targeted Returns Fund/5/    December 17, 2013    June 30, 2019
 Invesco Greater China Fund                    July 1, 2007      June 30, 2019
 Invesco Long/Short Equity Fund             December 17, 2013    June 30, 2019
 Invesco Low Volatility Emerging Markets    December 17, 2013    June 30, 2019
 Fund
 Invesco Macro Allocation Strategy Fund/4/  September 25, 2012   June 30, 2019
 Invesco Macro International Equity Fund    December 17, 2013    June 30, 2019
 Invesco Macro Long/Short Fund              December 17, 2013    June 30, 2019
 Invesco MLP Fund                            August 29, 2014     June 30, 2019
 Invesco Multi-Asset Income Fund/6/         December 13, 2011    June 30, 2019
 Invesco Pacific Growth Fund                February 12, 2010    June 30, 2019
 Invesco Select Companies Fund                 July 1, 2007      June 30, 2019
 Invesco World Bond Fund                       July 1, 2007      June 30, 2019

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                       ------------------ ---------------
 Invesco Corporate Bond Fund                February 12, 2010   June 30, 2019
 Invesco Global Real Estate Fund              July 1, 2007      June 30, 2019
 Invesco Government Money Market Fund         July 1, 2007      June 30, 2019
 Invesco High Yield Fund                      July 1, 2007      June 30, 2019
 Invesco Real Estate Fund                     July 1, 2007      June 30, 2019
 Invesco Short Duration Inflation             July 1, 2007      June 30, 2019
 Protected Fund
 Invesco Short Term Bond Fund                 July 1, 2007      June 30, 2019
 Invesco U.S. Government Fund                 July 1, 2007      June 30, 2019
--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco American Value Fund                 February 12, 2010  June 30, 2019
Invesco Comstock Fund                       February 12, 2010  June 30, 2019
Invesco Energy Fund                           July 1, 2007     June 30, 2019
Invesco Dividend Income Fund                  July 1, 2007     June 30, 2019
Invesco Gold & Precious Metals Fund           July 1, 2007     June 30, 2019
Invesco Mid Cap Growth Fund                 February 12, 2010  June 30, 2019
Invesco Small Cap Value Fund                February 12, 2010  June 30, 2019
Invesco Technology Fund                       July 1, 2007     June 30, 2019
Invesco Technology Sector Fund              February 12, 2010  June 30, 2019
Invesco Value Opportunities Fund            February 12, 2010  June 30, 2019

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco High Yield Municipal Fund           February 12, 2010  June 30, 2019
Invesco Intermediate Term Municipal Income  February 12, 2010  June 30, 2019
Fund
Invesco Municipal Income Fund               February 12, 2010  June 30, 2019
Invesco New York Tax Free Income Fund       February 12, 2010  June 30, 2019
Invesco Tax-Exempt Cash Fund                  July 1, 2007     June 30, 2019
Invesco Limited Term Municipal Income Fund    July 1, 2007     June 30, 2019

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco V.I. American Franchise Fund        February 12, 2010  June 30, 2019
Invesco V.I. American Value Fund            February 12, 2010  June 30, 2019
Invesco V.I. Balanced-Risk Allocation       December 22, 2010  June 30, 2019
Fund/7/
Invesco V.I. Comstock Fund                  February 12, 2010  June 30, 2019
Invesco V.I. Core Equity Fund                 July 1, 2007     June 30, 2019
Invesco V.I. Core Plus Bond Fund             April 30, 2015    June 30, 2019
Invesco V.I. Diversified Dividend Fund      February 12, 2010  June 30, 2019
Invesco V.I. Equally-Weighted S&P 500 Fund  February 12, 2010  June 30, 2019
Invesco V.I. Equity and Income Fund         February 12, 2010  June 30, 2019
Invesco V.I. Global Core Equity Fund        February 12, 2010  June 30, 2019
Invesco V.I. Global Health Care Fund          July 1, 2007     June 30, 2019
Invesco V.I. Global Real Estate Fund          July 1, 2007     June 30, 2019
Invesco V.I. Government Money Market Fund     July 1, 2007     June 30, 2019
Invesco V.I. Government Securities Fund       July 1, 2007     June 30, 2019
Invesco V.I. Growth and Income Fund         February 12, 2010  June 30, 2019
Invesco V.I. High Yield Fund                  July 1, 2007     June 30, 2019
Invesco V.I. International Growth Fund        July 1, 2007     June 30, 2019
Invesco V.I. Managed Volatility Fund          July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Core Equity Fund         July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Growth Fund            February 12, 2010  June 30, 2019
Invesco V.I. S&P 500 Index Fund             February 12, 2010  June 30, 2019
Invesco V.I. Small Cap Equity Fund            July 1, 2007     June 30, 2019
Invesco V.I. Technology Fund                  July 1, 2007     June 30, 2019
Invesco V.I. Value Opportunities Fund         July 1, 2007     June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                          EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------- ---------------
Invesco Exchange Fund                       September 30, 2015  June 30, 2019

                           INVESCO SECURITIES TRUST

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ----------------- ---------------
 Invesco Balanced-Risk Aggressive            January 16, 2013  June 30, 2019
 Allocation Fund/8/

                           INVESCO MANAGEMENT TRUST

  FUND                                        EFFECTIVE DATE  COMMITTED UNTIL
  ----                                        --------------  ---------------
  Invesco Conservative Income Fund            July 1, 2014    June 30, 2019

                               CLOSED-END FUNDS

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco Advantage Municipal Income Trust II   May 15, 2012     June 30, 2019
Invesco Bond Fund                            August 26, 2015   June 30, 2019
Invesco California Value Municipal Income     May 15, 2012     June 30, 2019
  Trust
Invesco Dynamic Credit Opportunities Fund     May 15, 2012     June 30, 2019
Invesco High Income 2023 Target Term Fund   November 28, 2016  June 30, 2019
Invesco High Income Trust II                  May 15, 2012     June 30, 2019
Invesco Municipal Income Opportunities       August 26, 2015   June 30, 2019
  Trust
Invesco Municipal Opportunity Trust           May 15, 2012     June 30, 2019
Invesco Municipal Trust                       May 15, 2012     June 30, 2019
Invesco Pennsylvania Value Municipal          May 15, 2012     June 30, 2019
  Income Trust
Invesco Quality Municipal Income Trust       August 26, 2015   June 30, 2019
Invesco Senior Income Trust                   May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade            May 15, 2012     June 30, 2019
  Municipals
Invesco Trust for Investment Grade New        May 15, 2012     June 30, 2019
  York Municipals
Invesco Value Municipal Income Trust          June 1, 2010     June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.